                                                                    Exhibit g(3)

                        AMENDMENT TO CUSTODIAN AGREEMENT

         This Amendment to Custodian Agreement is made as of May 16, 2001 by and among each of the investment companies listed and described on Exhibit I hereto (each, a "FUND" and sometimes collectively referred to as the "FUNDS") and STATE STREET BANK AND TRUST COMPANY (the "CUSTODIAN").

         WHEREAS, certain Funds and the Custodian entered into a Custodian Agreement dated as of October 20, 2000 (as amended, modified or supplemented and in effect from time to time including, without limitation, pursuant to that certain Amendment to Custodian Agreement dated as of April 26, 2001 among the parties listed on Exhibit I thereto, the "CONTRACT");

         WHEREAS, other Funds, not previously party to the Contract (the "NEW FUNDS"), desire to employ the Custodian as custodian therefor and the Custodian is willing to accept such appointment and render services to the New Funds under the terms of the Contract; and

         WHEREAS, the Funds and the Custodian desire to amend the Contract to
(a) reflect the addition of certain Funds as parties thereto and (b) modify certain terms thereof.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows.

I. Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Contract.

II. Exhibit I to the Contract is hereby deleted in its entirety and replaced by new Exhibit I, a copy of which is attached as Exhibit I hereto.

III. Each Fund listed on Exhibit I hereto hereby represents and warrants to the Custodian that (a) it is duly incorporated or organized and is validly existing in good standing in its jurisdiction of incorporation or organization; (b) it has the requisite power and authority under applicable law and its respective governing documents to enter into and perform the Contract; (c) all requisite proceedings have been taken to authorize it to enter into and perform the Contract; (d) the Contract constitutes its legal, valid, binding and enforceable agreement; and
         (e) its entrance into the Contract shall not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.

IV. The Contract is hereby amended by adding new Section 21A thereto as follows:

              21A.  Additional Investment Companies

              In the event that any investment company in addition to those listed on Exhibit I hereto desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such investment company shall become a Fund hereunder and be bound by all terms and conditions and provisions hereof including, without limitation, the representations and warranties set forth in Section III of that certain Amendment to Custodian Agreement dated as of May 16, 2001.

V. Effective June 1, 2001, Schedule F to the Contract shall be deleted in its entirety and replaced by new Schedule F, a copy of which is attached as Schedule F hereto.

VI. Except as specifically amended hereby, all terms and provisions of the Contract shall continue to apply with full force and effect.

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.


WITNESS:                           STATE STREET BANK AND TRUST COMPANY


/s/Stephanie L. Poster
---------------------------
Stephanie L. Poster                By: /s/Joseph L. Hooley
Vice President                        ---------------------------------------
                                      Joseph L. Hooley, Executive Vice President



WITNESS:                           EACH INVESTMENT COMPANY SET FORTH  ON
                                   EXHIBIT I HERETO

/s/Gregory Bressler
----------------------------
Gregory Bressler                   By: /s/Michael A. Pignataro
Assistant Secretary                   -----------------------------------------
                                      Michael A. Pignataro
                                      Treasurer and Chief Financial Officer

                                       2.

Credit Suisse Institutional Fund, Inc.                                  Maryland corporation

-      Cash Reserve Portfolio
-      Emerging Markets Portfolio
-      International Equity Portfolio
-      Major Foreign Markets Portfolio
-      Small Company Growth Portfolio
-      Value Portfolio
-      Warburg Pincus Post-Venture Capital Portfolio
-      Global Telecommunications Portfolio

CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND, INC.                       MARYLAND CORPORATION

CREDIT SUISSE INSTITUTIONAL INTERNATIONAL                               MARYLAND CORPORATION
         GROWTH FUND, INC.

CREDIT SUISSE INSTITUTIONAL U.S. CORE EQUITY FUND, INC.                 MARYLAND CORPORATION

CREDIT SUISSE INSTITUTIONAL U.S. CORE                                   MARYLAND CORPORATION
         FIXED INCOME FUND, INC.

CREDIT SUISSE WARBURG PINCUS AGGRESSIVE                                 MARYLAND CORPORATION
         GROWTH FUND, INC.

Credit Suisse Warburg Pincus Balanced Fund, Inc.                        Maryland corporation

CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS                              MASSACHUSETTS BUSINESS TRUST

-      CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND
-      CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
-      CREDIT SUISSE WARBURG PINCUS VALUE FUND

Credit Suisse Warburg Pincus Cash Reserve Fund, Inc.                    Maryland corporation

CREDIT SUISSE WARBURG PINCUS CAPITAL                                    MASSACHUSETTS BUSINESS TRUST
         APPRECIATION FUND

CREDIT SUISSE WARBURG PINCUS EMERGING                                   MARYLAND CORPORATION
         GROWTH FUND, INC.


                                       3.

Credit Suisse Warburg Pincus Emerging                                   Maryland corporation
     Markets Fund, Inc.

CREDIT SUISSE WARBURG PINCUS EUROPEAN                                   MARYLAND CORPORATION
         EQUITY FUND, INC.

CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUND                          MASSACHUSETTS BUSINESS TRUST

CREDIT SUISSE WARBURG PINCUS FOCUS FUND, INC.                           MARYLAND CORPORATION

CREDIT SUISSE WARBURG PINCUS GLOBAL                                     MARYLAND CORPORATION
         FINANCIAL SERVICES FUND, INC.

Credit Suisse Warburg Pincus Global Fixed                               Maryland corporation
     Income Fund, Inc.

Credit Suisse Warburg Pincus Global Health                              Maryland corporation
     Sciences Fund, Inc.

CREDIT SUISSE WARBURG PINCUS GLOBAL                                     MARYLAND CORPORATION
         NEW TECHNOLOGIES FUND, INC.

Credit Suisse Warburg Pincus Global Post-Venture                        Maryland corporation
     Capital Fund, Inc.

CREDIT SUISSE WARBURG PINCUS GLOBAL                                     MARYLAND CORPORATION
         TELECOMMUNICATIONS FUND, INC.

CREDIT SUISSE WARBURG PINCUS INTERMEDIATE                               MARYLAND CORPORATION
         MATURITY GOVERNMENT FUND, INC.

Credit Suisse Warburg Pincus International                              Maryland corporation
     Equity Fund, Inc.

Credit Suisse Warburg Pincus International Small                        Maryland corporation
     Company Fund, Inc.

Credit Suisse Warburg Pincus Japan Growth Fund, Inc.                    Maryland corporation

Credit Suisse Warburg Pincus Japan Small                                Maryland corporation
     Company Fund, Inc.

Credit Suisse Warburg Pincus Major Foreign                              Maryland corporation
     Markets Fund, Inc.


                                       4.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL                                  MARYLAND CORPORATION
          BOND FUND, INC.

CREDIT SUISSE WARBURG PINCUS NEW YORK                                   MASSACHUSETTS BUSINESS TRUST
         INTERMEDIATE MUNICIPAL FUND

Credit Suisse Warburg Pincus New York                                   Maryland corporation
     Tax Exempt Fund, Inc.

CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS                          DELAWARE BUSINESS TRUST

-         CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND
-         CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
-         CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
-         CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND

CREDIT SUISSE WARBURG PINCUS SELECT FUNDS                               DELAWARE BUSINESS TRUST

-         CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND

CREDIT SUISSE WARBURG PINCUS SMALL                                      MARYLAND CORPORATION
         COMPANY GROWTH FUND, INC.

CREDIT SUISSE Warburg Pincus Trust                                      Massachusetts business trust

-        Emerging Growth Portfolio
-        International Equity Portfolio
-        Global Post-Venture Capital Portfolio
-        Small Company Growth Portfolio
-        Value Portfolio
-        Emerging Markets Portfolio
-        Global Telecommunications Portfolio

CREDIT SUISSE Warburg Pincus Trust II                                   Massachusetts business trust

-         Fixed Income Portfolio

CREDIT SUISSE WARBURG PINCUS VALUE II FUND, INC.                        MARYLAND CORPORATION

Credit Suisse Warburg Pincus Worldperks Money                           Maryland corporation
     Market Fund, Inc.

Credit Suisse Warburg Pincus Worldperks Tax Free                        Maryland corporation
     Money Market Fund, Inc.


                                       5.